UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event

reported): March 14, 2017

Build-A-Bear Workshop, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Compensation Adjustments

On March 14, 2017, the Compensation and Development Committee (the “Committee”) of the Board of Directors of Build-A-Bear Workshop, Inc. (the “Company”) adjusted the compensation for each of Company’s named executive officers (the “Executive Officers”), other than the President and Chief Executive Officer.  At the recommendation of the Committee, the Board of Directors ratified and approved the President and Chief Executive Officer’s compensation.

These compensation adjustments included determination of the 2017 annual bonus program performance objectives and approval of the 2017 long-term incentive compensation grants, each of which is described below. No base salary adjustments were made for any of the Company’s Executive Officers.

2017 Annual Bonus Program

The Committee established the 2017 performance objectives for the range of cash bonuses that may be paid under the Build-A-Bear Workshop, Inc. Third Amended and Restated 2004 Stock Incentive Plan (the “Plan”) to each of the Executive Officers in accordance with the terms of the Company’s cash bonus program for its Executive Officers (the “Cash Bonus Program”). The Base Bonus Calculation for each of the Executive Officers for 2017 is determined by multiplying the Base Bonus Payout (set forth below) by his or her eligible base salary (which excludes items such as relocation allowances, bonuses, stock options exercised, vested restricted stock, and performance-based long-term cash program payments):

Name	Base Bonus Payout
Sharon John	100%
Voin Todorovic	50%
Jennifer Kretchmar	50%
J. Christopher Hurt	50%
Eric Fencl	50%

The cash bonus, if any, to be paid to each respective Executive Officer will be calculated by multiplying the Base Bonus Calculation described above by the applicable Percentage of Base Bonus Calculation set forth in in column (2) below based on fiscal 2017 consolidated pretax income.

(1) Achievement Level	(2) Percentage of Base Bonus Calculation
Threshold	25%
Target	100%
Maximum	200%

The terms of the Cash Bonus Program provide for mandatory bonus payouts only if the Company’s 2017 consolidated pretax income (after providing for any bonus expense) meets or exceeds the threshold amount. Consolidated pretax income results that fall between any of the achievement levels set forth in the table above will be interpolated between the applicable achievement levels, in the sole discretion of the Committee. This discretion includes the ability to reduce the otherwise applicable Percentage of Base Bonus Calculation for each achievement level, but the Committee may not use its discretion to increase the amount of compensation payable above the maximum Percentage of Base Bonus Calculation for each achievement level.

The foregoing summary of the Cash Bonus Program is qualified in its entirety by reference to the description of such program filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

2017 Long-Term Incentive Program Awards

Time-Based Restricted Stock, Time-Based Non-Qualified Stock Options and Performance-Based Restricted Stock

On March 14, 2017, the Committee granted the Executive Officers, time-based restricted stock awards, time-based non-qualified stock options, and three-year performance-based restricted stock under the Plan. Utilizing market data compiled by the Committee’s compensation consultant, the Committee determined the market value of the total long-term incentive award (“LTI Market Value”) for each Executive Officer. The resulting awards were then made 60% in time-based restricted stock, 10% in time-based non-qualified stock options, and 30% in three-year performance-based restricted stock, as follows:

Name	Number of Shares of Time-Based Restricted Stock	Number of Time-Based Non-Qualified Stock Options	Target Number of Shares of Three Year Performance-Based Restricted Stock
Sharon John	84,747	29,673	42,373
Voin Todorovic	20,340	7,122	10,169
Jennifer Kretchmar	20,340	7,122	10,169
J. Christopher Hurt	20,340	7,122	10,169
Eric Fencl	13,560	4,749	6,780

The number of shares of time-based restricted stock awarded to each Executive Officer was derived by dividing 60% of the Executive Officer’s LTI Market Value by the closing sale price of the Company’s common stock on the New York Stock Exchange on March 14, 2017 and rounding the resulting number to the closest whole number that is divisible by three.

The number of shares subject to time-based non-qualified stock options was determined by dividing 10% of the Executive Officer’s LTI Market Value by the product of (i) the closing sale price of the Company’s common stock on the New York Stock Exchange on March 14, 2017 multiplied by (ii) the valuation factor of 0.476, and rounding the resulting number to the closest whole number that is divisible by three. The options have an exercise price equal to $8.85 per share, which was the closing sales price of the Company’s common stock on the New York Stock Exchange on March 14, 2017, and expire ten years from the date of grant.

The target number of shares of three-year performance-based restricted stock awarded to each Executive Officer was derived by dividing 30% of the Executive Officer’s LTI Market Value by the closing sale price of the Company’s common stock on the New York Stock Exchange on March 14, 2017 and rounding the resulting number to the closest whole number.

The number of three-year performance-based restricted stock shares, if any, that will be earned by each Executive Officer will be calculated by multiplying the target shares awarded by the average of the applicable Percentage of Target Value of Three-Year Performance-Based Restricted Stock Earned Calculation set forth in in column (2) below for consolidated pretax income for fiscal 2017, fiscal 2018 and fiscal 2019. The pretax income achievement level amounts have been set for fiscal 2017. For fiscal 2018 and fiscal 2019, the pretax income achievement level amounts will be based upon a pre-established percentage of growth over actual pretax income results for the prior fiscal year.

Performance-Based Restricted Stock Payout for fiscal 2017, fiscal 2018 and fiscal 2019

(1) Achievement Level	(2) Percentage of Target Value of Three-Year Performance-Based Restricted Stock Earned Calculation
Below Threshold	0%
Threshold	25%
Target	100%
Maximum	200%

Upon receipt of his or her 2017 long-term incentive award, each Executive Officer entered into a Build-A-Bear Workshop, Inc. Restricted Stock & Non-Qualified Stock Option Agreement (the “Agreement”) with the Company. Each Agreement provides that each of the time-based restricted stock and the time-based non-qualified stock options vests pro-ratably over three years, beginning on March 31, 2018. The three-year performance-based restricted stock that is earned, if any, will vest on March 31, 2020. Vesting is accelerated upon a change in control or, in certain circumstances, upon the holder’s death or termination of employment with the Company due to disability, subject to the terms set forth in each Agreement. Holders of time-based restricted stock are entitled to voting and dividend rights. Holders of performance-based restricted stock are entitled to voting and dividend rights only upon satisfaction of the performance criteria. The three-year performance-based restricted stock is subject to reimbursement or forfeiture by the Executive Officer in the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under securities laws, and in any event, in accordance with the terms of any Company recoupment policy that may be adopted pursuant to the rules and regulations of the Securities and Exchange Commission or New York Stock Exchange.

The foregoing summary of the Agreement is qualified in its entirety by reference to the terms set forth in the form of such Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description of Exhibit

10.1	Description of Build-A-Bear Workshop, Inc. Cash Bonus Program for Chiefs

10.2	Form of Restricted Stock and Non-Qualified Stock Option Agreement under the Registrant’s Third Amended and Restated 2004 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: March 17, 2017	By:	/s/ Eric Fencl
	Name:	Eric Fencl
	Title:	Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Description of Build-A-Bear Workshop, Inc. Cash Bonus Program for Chiefs

10.2	Form of Restricted Stock and Non-Qualified Stock Option Agreement under the Registrant’s Third Amended and Restated 2004 Stock Incentive Plan